Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

Exhibit 10.24

SUPPLEMENT NO. 1 TO THE SECURITY AGREEMENT

SUPPLEMENT NO. 1 dated as of July 19, 2024 (the “Supplement”), to the Security Agreement (the “Security Agreement”), dated as of October 21, 2021, among the Grantors identified therein and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Notes Collateral Agent (the “Notes Collateral Agent”).

A. Reference is made to the Indenture, dated as of October 15, 2021 (as supplemented by the First Supplemental Indenture dated as of October 21, 2021, and as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among Mozart Debt Merger Sub Inc., a Delaware corporation, which upon consummation of the Acquisition on the Acquisition Date, will be merged with and into, Medline Borrower, LP, a Delaware limited partnership, with Medline Borrower, LP surviving such merger (the “Issuer”), Medline Co-Issuer, Inc., a Delaware corporation (the “Co-Issuer”), Medline Intermediate, LP, a Delaware limited partnership (“Holdings”), the Subsidiary Guarantors party thereto from time to time, and Wilmington Trust, National Association, as Trustee, Notes Collateral Agent, Transfer Agent and Paying Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and the Security Agreement.

C. Section 6.12 of the Security Agreement provides that additional Restricted Subsidiaries of the Issuer may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the “New Grantors” and each, a “New Grantor”) are executing this Supplement in accordance with the requirements of the Indenture to become Grantors under the Security Agreement.

Accordingly, the Notes Collateral Agent and the New Grantors agree as follows:

SECTION 1. In accordance with Section 6.12 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Notes Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all of such New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of such New Grantor. Each reference to a “Grantor” in the Security Agreement shall be deemed to include such New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Grantor represents and warrants to the Notes Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Notes Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each New Grantor. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

SECTION 4. Each New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the information required by Section 2.02 of the Security Agreement with respect to Schedule II to the Security Agreement applicable to it, (b) set forth under its signature hereto is the true and correct legal name of such New Grantor, its jurisdiction of formation and the location of its chief executive office and (c) Schedule II attached hereto sets forth, as of the date hereof, (i) all of such New Grantor’s United States Patents constituting Article 9 Collateral, including the name of the registered owner, type, patent or application number and the expiration date (if already issued) of each such Patent owned by such New Grantor, (ii) all of such New Grantor’s United States Trademarks constituting Article 9 Collateral, including the name of the registered owner, the registration or application number and the expiration date (if already registered) of each such Trademark owned by such New Grantor and (iii) all of such New Grantor’s United States Copyrights and exclusive Copyright Licenses of United States registered copyrights granted to a Grantor constituting Article 9 Collateral, including the name of the registered owner, title and, if applicable, the registration number of each such Copyright owned by or registered copyright exclusively licensed to such New Grantor.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 9. Each New Grantor agrees to reimburse the Notes Collateral Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Notes Collateral Agent.

SECTION 10. Wilmington Trust, National Association is entering into this Supplement not in its individual or corporate capacity but solely in its capacity as Notes Collateral Agent under the Indenture. In acting hereunder, the Notes Collateral Agent shall be entitled to all of the rights, privileges, immunities and indemnities granted to the Notes Collateral Agent under the Indenture, as if such rights, privileges, immunities and indemnities were expressly set forth herein.

[Signature pages follow.]

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

IN WITNESS WHEREOF, the New Grantors and the Notes Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

MEDICAL STERILIZATION HOLDINGS, LP

By:	MEDICAL STERILIZATION GP, LLC
Its:	General Partner

By:	/s/ Alexander M. Liberman
	Name:	Alexander M. Liberman
	Title:	Secretary

MEDICAL STERILIZATION COMPANY (NLMX), LP

By:	MEDICAL STERILIZATION GP, LLC
Its:	General Partner

By:	/s/ Alexander M. Liberman
	Name:	Alexander M. Liberman
	Title:	Secretary

MEDICAL STERILIZATION COMPANY (US), LP

By: MEDICAL STERILIZATION GP, LLC
Its:	General Partner

By:	/s/ Alexander M. Liberman
	Name:	Alexander M. Liberman
	Title:	Secretary

MEDLINE DME, LP

By:	MEDLINE DME GP, LLC
Its:	General Partner

By:	/s/ James Boyle
	Name:	James Boyle
	Title:	Manager

By:	/s/ Bradley Mariam
	Name:	Bradley Mariam
	Title:	Manager

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

MEDLINE DME TN, LP By: MEDLINE DME GP, LLC Its: General Partner

By:	/s/ James Boyle
	Name:	James Boyle
	Title:	Manager

By:	/s/ Bradley Mariam
	Name:	Bradley Mariam
	Title:	Manager

MEDLINE INTERNATIONAL TWO, LLC

By: MEDLINE INDUSTRIES, LP Its: Manager By: MOZART GP, LLC Its: General Partner

By:	/s/ Alexander M. Liberman
	Name:	Alexander M. Liberman
	Title:	Chief Legal Officer and Secretary

PREFCONNECT, LLC By: MEDLINE INDUSTRIES, LP Its: Manager
By: MOZART GP, LLC Its: General Partner

By:	/s/ Alexander M. Liberman
	Name:	Alexander M. Liberman
	Title:	Chief Legal Officer and Secretary

UNITED MEDCO, LLC

By:	/s/ Bradley Mariam
	Name:	Bradley Mariam
	Title:	President

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

TCS NUEVO LAREDO, LLC

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Secretary

RCI HUDSON MEXICO HOLDINGS, LLC

By: STELLAR HOLDCO, LLC
Its: Manager

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: President, Manager

MRE PROPCO, LP

By: MRE GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer and Secretary

MRE GP, LLC

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer and Secretary

MOZART REAL ESTATE HOLDINGS, LP

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer and Secretary

MOZART REAL ESTATE, LP

By: MOZART GP, LLC
Its: General Partner

By:	/s/ Alexander M. Liberman
Name: Alexander M. Liberman
Title: Chief Legal Officer and Secretary

Medline Inc. has requested confidential treatment of this registration statement and associated correspondence pursuant to Rule 83 of the Securities and Exchange Commission.

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee and Notes Collateral Agent

By:	/s/ Sarah Vilhauer
	Name:	Sarah Vilhauer
	Title:	Assistant Vice President